Pegsiticase Pegsiticase • Uricases have been shown to be very effective in significantly reducing serum uric acid levels in patients with chronic severe gout • Uricases are highly immunogenic, compromising their safety and efficacy • Pegsiticase is a pegylated uricase enzyme that is being developed in combination with SVP-Rapamycin to mitigate its immunogenicity SVP-Rapamycin Rapamycin PLA, PLA-PEG SVP Macrophages Dendritic cells B cells 6 hr post IV injection of fluorescent nanoparticles in mice • SVP-Rapamycin is a biodegradable nanoparticle that encapsulates rapamycin, an mTOR inhibitor • Intravenous injection of SVP- Rapamycin results in selective accumulation in the spleen and liver, where it is endocytosed by dendritic cells (DC) and macrophages • SVP-Rapamycin is designed to be co-administered with biologic drugs to prevent the formation of ADAs through the induction of immune tolerance and thus enable sustained therapeutic activity of the biologic Background Mitigation of Immunogen icity with Tolerogenic Nanoparticl es Spleen SVP-Rapamycin Pegsiticase RegulatoryT cell Naïve T cell B cell Helper T cell Dendritic cell Naïve T cell Induction of tolerogenic dendritic cells Immune tolerance mediated by regulatory T cells Prevention of ADAs • SEL-212 is a combination drug comprised of pegsiticase and SVP-Rapamycin • The co-administration of SVP-Rapamycin and pegsiticase is designed to induce the formation of regulatory T cells that prevent the formation of ADAs against pegsiticase and enable sustained reduction of serum uric acid (sUA) levels •SEL-212 has been generally well tolerated at clinically active doses following >300 administrations •Fifteen SAEs reported in the ongoing Phase 2 trial: • Seven were reported not to be or unlikely to be related to study drug • Eight infusion reactions: • Four in cohorts receiving pegsiticase alone or pegsiticase in combination with the lowest dose of SVP-Rapamycin, as anticipated • Two due to protocol deviations related to dosing errors • Two during a repeat dose of SEL-212 in higher (0.1 – 0.15 mg/kg) dose cohorts •None occurred after treatment period 2 •All SAEs were successfully treated without further issues Safety Abstract SVP-Rapamycin SEL-212 Ongoing Phase 2 • SEL-212 has the potential to provide significant improvement in the treatment of patients with chronic severe gout • Current data of high SVP Rapamycin dose cohorts show ~75% of patients achieve sUA levels <6 mg/dL after 3 months of combination therapy • Low incidence of anti-drug antibodies • Low rate of gout flares • Convenient monthly administration • Generally well tolerated at clinically active dose levels and infusion reactions associated with repeat dosing were reduced with increasing doses of SVP-Rapamycin. • Current data support monthly doses of SVP-Rapamycin in combination with pegsiticase in Phase 3 • SEL-212 provides clinical proof of concept for SVP-Rapamycin’s potential to mitigate immunogenicity for a wide range of biologic therapies where ADAs may be a limiting factor for efficacy or approvability Conclusions We thank all of the patients that participated in these clinical trials. We are very grateful to the clinical trial site investigators, their staff and the entire Selecta SEL-212 project team 70%* Phase 1b SEL-212/201 clinical trial design – Multiple Ascending Dose Study description • Evaluate the safety, pharmacokinetics, pharmacodynamics and immunogenicity of repeated monthly IV infusions of SEL-212 in patients with symptomatic gout and elevated serum uric acid (sUA) levels (>6 mg/dL) • Cohorts of patients administered three q28 day IV infusions of 0.2 or 0.4 mg/kg pegsiticase in combination with ascending doses of SVP-Rapamycin followed by two q28 day IV infusions of 0.2 or 0.4 mg/kg pegsiticase alone • Monitored for safety, uric acid levels, uricase pharmacodynamic activity, and anti- uricase-antibodies (ADAs) • Male or female subjects ages 21 to 75 inclusive • Patients with established or symptomatic gout (≥1 tophus, ≥ 1 gout flare in last 6 months, or chronic gouty arthropathy) with hyperuricemia (> 6mg/dL sUA) • Average sUA at enrollment/screening: 8.2 mg/dL Introduction: Pegylated uricases are a promising but highly immunogenic therapy for severe gout. Preclinical studies have shown the ability of synthetic vaccine particles containing rapamycin (SVP-R) to inhibit the formation of ADAs against pegsiticase, a pegylated uricase1. Here we report data on the safety, immunogenicity and activity of SEL-212, a novel combination therapy consisting of a pegsiticase and SVP-Rapamycin, in an ongoing Phase 2 trial. Objectives: Evaluate the ability of repeated monthly doses of SEL-212 to mitigate the immunogenicity of pegsiticase and enable sustained control of serum uric acid (sUA) levels in gout patients. Methods: Patients with symptomatic gout and elevated sUA (≥6mg/dL) were treated with fixed doses of pegsiticase (0.2mg/kg or 0.4mg/kg) alone or co- administered with SVP-Rapamycin (0.05 to 0.15mg/kg). SEL-212 was infused in 28-day cycles x3 doses followed by challenge with pegsiticase alone on 28-day cycles x2 doses. Safety, tolerability, sUA, and ADAs were monitored. Results: In the ongoing Phase 2 study, the majority of patients receiving 0.1-0.15 mg/kg SVP-Rapamycin administered with either 0.2 or 0.4 mg/kg pegsiticase showed low or no ADAs and maintained low sUA levels after 3 monthly doses of SEL-212, indicating sustained activity with repeated doses of SEL-212. Currently patients are being dosed with 0.15 mg/kg SVP-Rapamycin, a dose level which enabled control of sUA levels in patients in Phase 1b. SEL-212 was generally well tolerated and associated with a low rate of gout flare rates compared to those treated with pegsiticase alone. Conclusion: SVP-Rapamycin showed a dose-dependent reduction in ADAs and enabled sustained control of sUA with repeated dosing of SEL-212. SVP- Rapamycin is a promising approach to prevent the formation of ADAs against immunogenic biologic therapies. References: 1Kishimoto TK, et al., Nature Nanotechnol. (2016) 11:890-899. Low Incidence of Gout Flares with SEL-212 Treatment Percent patients with gout flare by treatment month % Patients with sUA <6 mg/dL during Combination Treatment Dose-Dependent Reduction of sUA after Single Dose of SEL-212 Six Monthly Combination Doses of SEL-212 Clinical Development Plan Unmet Medical Needs in Chronic Severe Gout • Persistent reduction in Serum Uric Acid levels (sUA) • Ability to complete full therapy cycles • Monthly dosing • Gout flare reduction • Elimination of tophi • Avoidance of “off-label” and global immunosuppressive therapies Clinicaltrials.gov NCT02959918 Individual Patient Data - Ongoing 0.15 mg/kg SEL-110 + 0.2 or 0.4 mg/kg Pegsiticase Cohorts 0.15 mg/kg SVP-Rapamycin + 0.4 mg/kg Pegsiticase 0.4 mg/kg Pegsiticase + 0.15 mg/kg SVP-Rapamycin 0.4 mg/kg Pegsiticase Patient 107-0017 106-0073 111-0012 111-0013 111-0015 110-0026 106-0077 110-0028 106-0079 107-0021 110-0030 103-0028 115-0002 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 0 2 4 6 8 1 0 1 0 2 3 4 5 0 2 4 6 8 1 0 2 1 0 2 3 4 5 0 1 0 2 3 4 5 2 4 6 8 0 1 1 0 2 3 4 5 2 4 6 8 0 1 1 0 2 3 4 5 2 4 6 8 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 0 2 4 6 8 1 0 1 0 2 1 0 3 1 0 4 1 0 5 S er um U ric A ci d (m g/ dL ) A G Week A nti-U ricase A ntibody Titer A F F Patient 106-0084 117-0003 106-0086 103-0022 111-0018 103-0025 111-0019 110-0034 104-2026 106-0092 106-0093 102-0024 104-2021 0.2 mg/kg Pegsiticase + 0.15 mg/kg SVP-Rapamycin 0.2 mg/kg Pegsiticase 0.15 mg/kg SVP-Rapamycin + 0.2 mg/kg Pegsiticase 1 0 2 1 0 3 1 0 4 1 0 5 1 0 2 3 4 5 1 0 2 3 4 5 1 0 2 3 4 5 1 0 2 3 4 5 1 0 2 3 4 5 0 1 2 3 4 5 6 7 8 9 1 0 1 1 2 1 3 1 4 1 5 1 6 1 7 1 8 9 2 0 1 0 2 1 0 3 1 0 4 1 0 5 S e ru m U ri c A ci d ( m g /d L ) Week A nti-U rica se A ntib o d y T ite r E A F D Ser um Ur ic A cid (m g/d L) 0.03 mg/kg 0.4 mg/kg 0.1 mg/kg 0.4 mg/kg 0.4 mg/kg 0.3 mg/kg 0.4 mg/kg 0.15 mg/kg 0.4 mg/kg 0 2 4 6 8 1 02 4 6 8 1 0 0 2 4 6 8 1 0 0 2 4 6 8 1 2 4 6 8 1 N = 5 N = 5 N = 10 N = 5 N = 5 Days Sin gle Do se 0% 70% 100% 100% 20% % Patient sUA < 6mg/dL at Day 30 0 7 14 21 30 Pegsiticase SVP-Rapamycin A Stopping rules met F Withdrawal of ConsentD Withdrawn due to protocol deviation G SAE; non-study drug relatedE Discontinuation due to infusion reaction Primary Clinical Endpoint: Serum uric acid < 6 mg/dl measured at month 3 and 6 DETERMINATION OF DOSE REGIMEN TO TAKE INTO PHASE 3 PHASE 3 PROGRAM WITH DEFINED DOSE REGIMEN Phase 2 Dose Ranging Five monthly injections Matrix approach to find best doses of the two components: • SVP-Rapamycin • Pegsiticase (Planned N ~ 140) Phase 1 a Dose Finding Pegsiticase (N= 22) 6 Monthly Combination Injections of SEL-212 Phase 1 b Dose Finding SVP-Rapamycin +/- pegsiticase (N= 63) Phase 2 Clinical Data of SEL-212 in Symptomatic Gout Patients: Monthly Dosing of a Pegylated Uricase (Pegsiticase) with SVP- Rapamycin Enables Sustained Reduction of Serum Uric Acid Levels by Mitigating Formation of Anti-Drug Antibodies Earl Sands1, Alan Kivitz2, Wesley DeHaan1, Lloyd Johnston1, Takashi Kei Kishimoto1 1Selecta Biosciences, Watertown, MA USA; 2Altoona Center for Clinical Research, Altoona, PA USA 1 1 2 3 4 5 0 2 0 4 0 6 0 % o f Pa tien ts w /Fla re Pegsiticase Alone SEL-212 50% 25.5% 19.0% 4.4% 13.2% 3.6% month 0.2 or 0.4 mg/kg Pegsiticase % Pts. SUA < 6 m g/ dL 75% (9/12) Week Patients evaluable at 12 weeks who received a full first dose and completed treatment cycle 1 0.2 or 0.4 mg/kg 0.15 mg/kg SEL-212 Unaudited data reported as of April 2, 2018 Pegsiticase SVP- apamy in 0.2 or 0.4 mg/kg Pegsiticase 17% (1/6) 0.15 mg/kg SVP-Rapamycin + 0.2 or 0.4 mg/kg Pegsiticase % Pt s. SU A <6 m g/ dL Week 0 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 0 5 0 1 0 0 0 1 2 3 4 0 5 0 1 0 0 Clinicaltrials.gov NCT02648269 Unaudited data reported as of April 2, 2018 Unaudited data reported as of April 2, 2018 Unaudited data reported as of April 2, 2018 Unaudited data reported as of April 2, 2018